UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (earliest event reported):  May 14, 2009

EMRISE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-10346	77-0226211
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation)	file number)	Identification No.)

611 Industrial Way

Eatontown, NJ 07224

(Address of principal executive offices) (Zip code)

(732) 389-0355

(Registrant’s telephone number, including area code)

9485 Haven Avenue, Suite 100, Rancho Cucamonga, CA 91730

Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 2.02                                             Results of Operations and Financial Condition

On May 14, 2009, the Company issued a press release entitled “EMRISE Corporation Announces 2009 First Quarter Financial Results” announcing certain results of operations for the three months ended March 31, 2009. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7.01                                             Regulation FD Disclosure

The disclosure contained in Item 2.02 is incorporated by reference into this item 7.01.

Item 8.01                                             Other Events

The address of the Company’s principal executive offices is now 611 Industrial Way, Eatontown, New Jersey 07224.

Item 9.01                                             Financial Statements and Exhibits

d.                                        Exhibits:

99.1                         Press Release titled “EMRISE Corporation Announces 2009 First Quarter Financial Results” dated May 14, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EMRISE CORPORATION

Dated: May 14, 2009	By:	/s/ D. JOHN DONOVAN
D. John Donovan,
Vice President Finance and Administration (principal financial officer)

INDEX TO EXHIBITS ATTACHED TO THIS REPORT

Exhibit No.	Description

99.1	Press Release titled “EMRISE Corporation Announces 2009 First Quarter Financial Results” dated May 14, 2009.